SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Enhanced Commodity Strategy Fund

The “Non-diversification risk” information contained under the ”MAIN RISKS” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus is hereby removed.

Please Retain This Supplement for Future Reference

May 13, 2013
PROSTKR-260

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Enhanced Commodity Strategy Fund

All references and disclosure in the Fund’s currently effective Statement of Additional Information to the Fund’s status as a non-diversified fund are hereby deleted. The following replaces related disclosure in the “INVESTMENT RESTRICTIONS” section of the Fund’s Statement of Additional Information Part I:

DWS Enhanced Commodity Strategy Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. The fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities of the fund.

Please Retain This Supplement for Future Reference

May 13, 2013
SAISTKR-105